UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K/A

(Amendment No. 1)

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2014 (March 31, 2014)

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K/A and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INTRODUCTORY NOTE

On March 31, 2014, FutureWorld Energy, Inc. (the “Company” or “Registrant”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report a change in the Registrant’s certifying accountant. This Amendment No. 1 to the Current Report on Form 8-K/A amends Item 4.01 of the Report to include additional information regarding the Registrant’s new independent registered public accounting firm.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm

The Registrant did not previously engage an independent registered public accounting firm.

(b) New independent registered public accounting firm

On March 28, 2014 (the “Engagement Date”), the Board of Directors of the Company approved the engagement of DKM Certified Public Accountants (“DKM”) as its independent registered public accounting firm for the Company’s fiscal year ended March 31, 2014. DKM will audit the consolidated balance sheet of the Company as of March 31, 2014, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year then ending. The objective of an audit of the consolidated financial statements is to express an opinion on the financial statements in accordance with generally accepted accounting principles accepted in the United States (GAAP). The audit of the financial statements will be conducted in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB) and will include tests of the Company’s accounting records and other procedures we consider necessary to enable us to express our opinion.

In conjunction with the above referenced annual audit, DKM will also perform reviews of the Company’s unaudited quarterly financial information for each of the four quarters in the year ending March 31, 2015. For the first three quarters, they will perform reviews of that information before the Form 10Q is filed. The objective of a review is to provide a basis for communicating whether there are any material modifications that should be made to the interim financial information for it to conform to GAAP. The audit and the financial reviews will be for the purpose of a complete transparency with Securities and Exchange Commission and the shareholders.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with DKM Certified Public Accountants regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

http://www.hemptechcorp.com

The FutureWorld Energy Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Energy Twitter Feed (https://twitter.com/futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREWORLD ENERGY, INC.

Date: April 09, 2014	By: /s/ Sam Talari
Sam Talari, Principal Executive Officer